UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 18, 2012

ARTHUR J. GALLAGHER & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-9761	36-2151613
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Pierce Place, Itasca, Illinois 60143-3141

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (630) 773-3800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 18, 2012, Arthur J. Gallagher & Co. (“Gallagher”) registered for resale 174,850 shares of Gallagher common stock pursuant to a prospectus supplement under its automatic shelf registration statement on Form S-3 (Registration Statement No. 333-166533), filed with the Securities and Exchange Commission (the Registration Statement). The opinion and consent of Seth Diehl, Esq., Senior Counsel, Corporate & Securities, as to the validity of these shares of common stock, filed as Exhibits 5 and 23 to this Current Report on Form 8-K, respectively, are incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

5	Opinion of Seth Diehl, Esq., Senior Counsel, Corporate & Securities

23	Consent of Seth Diehl, Esq., Senior Counsel, Corporate & Securities (included in Exhibit 5 hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arthur J. Gallagher & Co.

Date: May 18, 2012	/S/ WALTER D. BAY
Walter D. Bay
Vice President, General Counsel and Secretary